EXHIBIT 10.5

                       AMENDMENT NO. 4, CONSENT AND WAIVER

                          Dated as of February 14, 2001

                                       to

                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                            Dated as of May 31, 2000

         This Amendment No. 4, Consent and Waiver (the "Amendment") dated as of February 14, 2001 is entered into among AVIATION SALES DISTRIBUTION SERVICES COMPANY, a Delaware corporation ("Distribution"), AEROCELL STRUCTURES, INC., an Arkansas corporation ("Aerocell"), AVS/M-2, INC. (formerly known as AVS/Kratz-Wilde Machine Company), a Delaware corporation ("Kratz-Wilde"), WHITEHALL CORPORATION, a Delaware corporation ("Whitehall"), TRIAD INTERNATIONAL MAINTENANCE CORPORATION, a Delaware corporation ("TIMCO"), AVS/M-3, INC. (formerly Apex Manufacturing, Inc.), an Arizona corporation ("Apex"), CARIBE AVIATION, INC., a Florida corporation ("Caribe"), AIRCRAFT INTERIOR DESIGN, INC., a Florida corporation ("Design"), AVIATION SALES LEASING COMPANY, a Delaware corporation ("Leasing"), TIMCO ENGINE CENTER, INC., a Delaware corporation ("TIMCO Engine"), and AVIATION SALES COMPANY, a Delaware corporation ("Parent"), and the "Lenders" (as defined in the Credit Agreement identified below) a party hereto. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

                             PRELIMINARY STATEMENT:

         WHEREAS, Distribution, Aerocell, Kratz-Wilde, Whitehall, TIMCO, Apex, Caribe, Design, Leasing, and TIMCO Engine, as Borrowers, Parent, Citicorp USA, Inc., as Agent, and certain financial institutions, as Lenders and Issuing Banks, are parties to that certain Fourth Amended and Restated Credit Agreement dated as of May 31, 2000, as heretofore amended (the "Credit Agreement");

         WHEREAS, the Borrowers have requested the amendment of certain financial covenants included in the Credit Agreement, the waiver of certain Events of Default, and modification of certain other terms of the Credit Agreement, and the Lenders a party hereto have agreed to the same on the terms and conditions set forth herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. Amendments to the Credit Agreement.

         Effective as of February 14, 2001, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

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         1.1 Section 1.01 is hereby amended to (i) delete the definitions therein of "Borrowing Base" and "Designated Prepayment" and substitute the following therefor:

         "Borrowing Base" means, as of any date of determination, an amount equal to the sum of:

         (i) up to seventy-five percent (75%) of the face amount of Eligible Receivables of Aerocell (net of maximum discounts, allowances, retainage and any other amounts deferred with respect thereto), plus

         (ii) up to fifty percent (50%) of the face amount of Eligible Receivables of Caribe and Design (net of maximum discounts, allowances, retainage and any other amounts deferred with respect thereto), plus

         (iii) up to eighty-five percent (85%) of the face amount of Eligible Receivables of TIMCO (net of maximum discounts, allowances, retainage and any other amounts deferred with respect thereto), plus

         (iv) up to fifty percent (50%) of the face amount of earned, but unbilled for periods less than sixty-one (61) days, Receivables of TIMCO (net of maximum discounts, allowances, retainage and any other amounts deferred with respect thereto) and arising with respect to sales of Inventory other than ABX Kits and services performed, plus

         (v) up to fifty percent (50%) of the face amount of earned, but unbilled Receivables of TIMCO (net of maximum discounts, allowances, retainage and any other amounts deferred with respect thereto) arising with respect to sales of ABX Kits the shipment of which is scheduled to occur within ninety (90) days after the date of the ABX Shipping Schedule attached to the corresponding Borrowing Base Certificate, plus

         (vi) up to sixty-two percent (62%) of the book value of Eligible Inventory of Caribe (other than Eligible Inventory transferred to Caribe by Bearings substantially concurrent with the Bearings Sale), plus

         (vii) $2,639,000 (based on Inventory of Distribution identified on the Borrowing Base Certificate dated February 5, 2001 as "Distribution Inventory - 12/31/00 book value $4,256,000); provided, however, that such $2,639,000 of availability shall be reduced by $188,500 per week, commencing February 16, 2001 and continuing on each Friday thereafter until May 18, 2001, as of which date the availability under this clause
         (vii) shall be zero, plus

         (viii) up to forty percent (40%) of the book value (net of maintenance reserves) of Eligible Inventory of Distribution consisting of engines not included as part of Eligible Aircraft, plus

         (ix) up to forty-four percent (44%) of the book value of Eligible Inventory of Distribution consisting of Leased Inventory; plus

         (x) with respect to Eligible Aircraft, (a) $10,000,000 with respect to each of such Eligible Aircraft which are cargo configured and (b) $2,000,000 with respect to such Eligible Aircraft which is not cargo configured; provided, however, that in


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         no event shall the amount of the Borrowing Base determined under this clause (viii) exceed at any time the lesser of the amount of (1) the Aircraft Availability Cap at the time of designation and (2) the sum of
         (a) and (b) above, plus

         (xi) up to sixty percent (60%) of the book value of Eligible Inventory of Leasing consisting of landing gear, plus

         (xii) up to fifty-five percent (55%) of the book value of Eligible Inventory of Caribe which, prior to the Bearings Sale, was Eligible Inventory of Bearings which was acquired after November 30, 1997, plus

         (xiii) up to forty percent (40%) of the book value of Eligible Inventory of Aerocell, plus;

         (xiv) up to forty percent (40%) of the book value of Eligible Inventory of TIMCO consisting of aircraft spare parts held for re-sale and up to twenty-five percent (25%) of the book value of Eligible Inventory of TIMCO consisting of aircraft spare parts held for maintenance, plus

         (xv) without duplication as to clause (xii) above, up to thirty-five percent (35%) of the book value of Eligible Inventory of TIMCO located at Lake City and up to thirty percent (30%) of the book value of Eligible Inventory of TIMCO located at Macon, Winston-Salem and Oscoda;

         (xvi) up to twenty-five percent (25%) of the book value of Eligible Inventory of Design, plus

         (xvii) up to fifty percent (50%) of the appraised fair market value of Kratz-Wilde's owned Real Property, plus

         (xviii) $2,435,000 (based on TIMCO 777 aircraft modification contracts for which deposits against unissued invoices have been received); provided, however, that such $2,435,000 of availability shall be reduced by $173,928 per week, commencing February 16, 2001 and continuing on each Friday thereafter until May 18, 2001, as of which date the availability under this clause (xviii) shall be zero, plus

         (xix) $141,000 (based on accrued revenues for TIMCO relating to ABX
         Kits); provided, however, that such $141,000 of availability shall be reduced by $10,071 per week, commencing February 16, 2001 and continuing on each Friday thereafter until May 18, 2001, as of which date the availability under this clause (xviii) shall be zero, plus

         (xx) $247,000 of Receivables of Design arising with respect to certain maintenance contracts which would not otherwise be Eligible Receivables due to cross-aging; provided, however, that such $247,000 of availability shall be reduced by $17,643 per week, commencing February 16, 2001 and continuing on each Friday thereafter until May 18, 2001, as of which date the availability under this clause (xviii) shall be zero, plus

         (xxi) Amounts on deposit with TIMCO with respect to aircraft service orders upon execution of a maintenance agreement or upon delivery of the subject aircraft to a TIMCO facility for maintenance, repair and overhaul services;

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         provided, however, that in the event any such deposit is for an amount greater than $500,000, inclusion in the Borrowing Base shall be permitted only upon review of the underlying circumstances by the Agent's field examiners, plus

         (xxii) the outstanding balance of the Overadvance Amount as of such date of determination; minus

         (xxiii) the Interest Reserve; minus

         (xxiv) the reserve, if any, applicable under Section 4.01(b)(viii)(D).

         For purposes of this definition, (1) Eligible Receivables and Eligible Inventory, in each case and as of any date of determination, shall be determined after deduction of all Eligibility Reserves then effective with respect to such items, (2) the book value referenced shall be determined on the bases described in the Borrowing Base Certificate as reflected on the books and records of the Borrowers and, in the case of engines owned as of December 31, 1999, subject to a valuation reserve based upon the writedown taken with respect thereto in the Parent's and its Subsidiaries' Financial Statements for December 31, 1999, (3) the gross value of Leased Inventory from which the Borrowing Base is determined shall in no event exceed, at any time, $15,000,000 in the aggregate, and (4) the appraised values referenced in clause (xvii) shall be based from time to time on the then most recently prepared appraisal delivered to the Agent. In each instance, the amounts described hereinabove shall be designated as such on the Borrowing Base Certificate dated as of such date of determination. Notwithstanding anything herein to the contrary, from and after the date on which written notice thereof is delivered to the Borrowers by the Agent and Requisite Lenders, the respective advance rates specified above for any Inventory shall be determined by the Agent and Requisite Lenders based on the results of an appraisal thereof by Aviation Asset Management, Inc., which results shall be delivered by no later than March 15, 2001. In no event shall the aggregate availability under clauses (iv) and (v) above exceed $15,000,000.

         "Designated Prepayment" means each mandatory prepayment required by clauses (i), (ii) and (iv) of Section 4.01(b).

and (ii) add the following definitions thereto:

         "BofA Note" means that certain Term Loan Note dated February 14, 2001 in the principal amount of $10,000,000 executed by the Borrowers and payable to Bank of America, N.A.

         "Cash Flow Event" means the cash-generating events identified on
         Schedule 1.01.11 attached hereto and made a part hereof.

         "Restructure Fee Payment Dates" means August 14, 2001, November 14, 2001, and February 14, 2002, each of which shall be a "Restructure Fee Payment Date".

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         1.2 Section 2.4 is hereby amended to delete the provisions thereof in their entirety and substitute the following therefor:

         2.4 Reduction of Overadvance Amount. The remaining balance of the Overadvance Amount is $1,117,000, which amount shall be reduced (either in cash or by adjustment of the Borrowing Base) in thirteen (13) equal weekly installments in the amount of $79,785 each during the period commencing on February 16, 2001 and continuing on each Friday thereafter to and including May 11, 2001 and a final installment in the amount of $79,795 on May 18, 2001, which reductions shall be applied proportionately to each Lender's Pro Rata Share of the Overadvance Amount in accordance with its Pro Rata Share of such installment.

         1.3 Section 4.01(b) is amended to delete the provisions thereof in their entirety and substitute the following therefor:

         (b) Mandatory Prepayments/Reductions.

         (i) Net Cash Proceeds of Sale. Immediately upon the receipt by any Borrower or Guarantor of any Net Cash Proceeds of Sale (other than from any Cash Flow Event), the Borrowers shall make or cause to be made a mandatory prepayment of the Obligations in an amount equal to one hundred percent (100%) of such Net Cash Proceeds of Sale.

         (ii) Net Cash Proceeds of Issuance of Equity Securities or Indebtedness. Immediately upon the receipt by any Borrower or Guarantor of any Net Cash Proceeds of Issuance of Equity Securities or Net Cash Proceeds of Issuance of Indebtedness (other than Indebtedness under the BofA Note), the Borrowers shall make or cause to be made a mandatory prepayment of the Obligations in an amount equal to one hundred percent (100%) of such Net Cash Proceeds of Issuance of Equity Securities or Indebtedness.

         (iii) Insufficient Collateral. The Borrowers shall, immediately and without notice or demand of any kind, make repayments of the Loans to the extent necessary to reduce the outstanding principal amount of the Revolving Credit Obligations to an amount not to exceed the Borrowing Base.

         (iv) Proceeds of Cash Flow Events. Immediately upon the receipt by any Borrower or Guarantor of proceeds of any Cash Flow Event, the Borrowers shall make or cause to be made a mandatory prepayment of the Obligations in an amount equal to one hundred percent (100%) of such proceeds.

         (v) No Waiver or Consent. Nothing in this Section 4.01(b) shall be construed to constitute the Lenders' consent to any transaction referenced in clauses (i), (ii) and (iv) above which is not expressly permitted by Article X.

         (vi) Notice. Distribution shall give the Agent prior written notice or telephonic notice promptly confirmed in writing (each of which the Agent shall promptly

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         transmit to each Lender), when a Designated Prepayment will be made
         (which date of prepayment shall be no later than the date on which such Designated Prepayment becomes due and payable pursuant to this Section 4.01(b)).

         (vii) Application of Prepayments.

         (A) Designated Prepayments shall be allocated and applied first to the outstanding Loans as more particularly described in clauses (C), (D),
         (E) and (F) below and, following the payment in full of the Loans, the remaining balance of each Designated Prepayment shall be applied to the Letter of Credit Obligations (or, to the extent such Letter of Credit Obligations are contingent, deposited in the Cash Collateral Account to provide Cash Collateral in respect of such Letter of Credit Obligations).

         (B) Prepayments required by Section 4.01(b)(iii) shall be allocated and applied to the Loans ratably based on the then outstanding principal balance thereof until paid in full.

         (C) Designated Prepayments made as provided in Section 4.01(b)(i) shall be allocated (1) first to reduce outstanding Loans by the amount thereof attributable to the Property giving rise to such Net Cash Proceeds of Sale or a portion thereof, (2) second to the Overadvance Amount (in the inverse order of the amortization schedule set forth in Section 2.04) until reduced to zero, and (3) third to reduce the remaining outstanding balance of the Revolving Credit Obligations.

         (D) Designated Prepayments made with respect to Net Cash Proceeds of Issuance of Equity Securities shall be allocated first to the Overadvance Amount (in the inverse order of the amortization schedule set forth in Section 2.04) until reduced to zero and then to reduce the remaining outstanding balance of the Revolving Credit Obligations.

         (E) Designated Prepayments made with respect to Net Cash Proceeds of Issuance of Indebtedness shall be allocated first to the Overadvance Amount (in the inverse order of the amortization schedule set forth in Section 2.04) until reduced to zero and then to reduce the remaining outstanding balance of the Revolving Credit Obligations.

         (F) Designated Prepayments made with respect to Cash Flow Events shall be allocated to reduce the outstanding balance of the Revolving Credit Obligations.

         (viii) Reduction of Revolving Credit Commitments; Borrowing Base
         Reserve.

         (A) Until such time as the Overadvance Amount is reduced to zero, the Revolving Credit Commitments will be permanently reduced by an amount equal to the amount of Net Cash Proceeds of Sale (other than from a Cash Flow Event), Net Cash Proceeds of Issuance of Equity and Net Cash Proceeds of Issuance of Indebtedness (other than Indebtedness under the BofA Note), as applicable, received by any Borrower or Guarantor, and the Revolving Credit Commitment of each Lender shall thereupon be reduced proportionately in accordance with its Pro Rata Share thereof.

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

         (B) Until such time as the Overadvance Amount is reduced to zero, the Revolving Credit Commitments will be permanently reduced by an amount equal to fifty percent (50%) of the proceeds received by any Borrower or Guarantor from any Cash Flow Event and the Revolving Credit Commitment of each Lender shall thereupon be reduced proportionately in accordance with its Pro Rata Share thereof.

         (C) From and after the time of reduction of the Overadvance Amount to zero, the Revolving Credit Commitments will be permanently reduced by an amount equal to fifty percent (50%) of the amount of Net Cash Proceeds of Sale (other than Cash Flow Events), Net Cash Proceeds of Issuance of Indebtedness, and proceeds of Cash Flow Events, as applicable, received by any Borrower or Guarantor and, in each instance, the Revolving Credit Commitment of each Lender shall thereupon be reduced proportionately in accordance with its Pro Rata Share thereof.

         (D) Upon receipt of any proceeds by any Borrower or Guarantor from any Cash Flow Event (other than the sale of the Kratz-Wilde Kentucky Real Property), a reserve against the Borrowing Base shall immediately be imposed in the amount equal to fifty percent (50%) of such proceeds.

         1.4 Article X is hereby amended to delete the provisions of Section
10.18 in their entirety and substitute the following therefor:

         10.18. Supplemental Term Loan Installment Payments. The Borrowers shall not make any scheduled payment of principal under the terms of the Supplemental Term Loan Note at a time when (a) any of the Overadvance Amount remains outstanding or (b) an Event of Default would occur as a result of such payment after giving effect thereto.

         1.5 Article XI is hereby amended to delete the provisions thereof in their entirety and substitute the following therefor:

                                   ARTICLE XI
                               FINANCIAL COVENANTS

         The Parent covenants and agrees that so long as any Revolving Credit Commitments are outstanding and thereafter until payment in full of all of the Obligations (other than indemnities not yet due):

     11.01 Minimum EBITDA. The Parent shall maintain EBITDA, determined as of the last day of each Fiscal Quarter set forth below for the period then ending described below, of at least the amount set forth below opposite such date of determination:

Determination Date     Applicable Period                       Minimum EBITDA
------------------     -----------------                       --------------
March 31, 2001         January 1, 2001 - March 31, 2001        $4,052,000

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June 30, 2001          January 1, 2001 - June 30, 2001         $12,020,000

September 30, 2001     January 1, 2001 - September 30, 2001    $20,605,000

December 31, 2001      January 1, 2001 - December 31, 2001     $27,856,000

March 31, 2002         April 1, 2001 - March 31, 2002          $27,856,000

June 30, 2002          July 1, 2001 - June 30, 2002            $27,856,000

     11.02 Capital Expenditures. The Parent and its Subsidiaries shall not make Capital Expenditures in the aggregate during any period set forth below in excess of the amount set forth below opposite such period; (in each instance, the "Maximum Amount"):

Determination Date     Applicable Period                       Minimum Amount
------------------     -----------------                       --------------
March 31, 2001         Fiscal Quarter then ending              $1,799,000
June 30, 2001          Two Fiscal Quarter period then ending   $2,991,000
September 30, 2001     Three Fiscal Quarter period then ending $4,183,000
December 31, 2001      Four Fiscal Quarter period then ending  $5,375,000

March 31, 2002         Four Fiscal Quarter period then ending  $5,375,000
June 30, 2002          Four Fiscal Quarter period then ending  $5,375,000

provided, however, to the extent the Parent and its Subsidiaries have not made Capital Expenditures in the amount permitted above for any given period set forth above, Capital Expenditures in an amount equal to 100% of the Maximum Amount of such Capital Expenditures permitted but not made in such period may be made in the immediately next succeeding period in addition to any amounts permitted above for such succeeding period; provided that to the extent amounts carried forward from one period to the next succeeding period are not expended in such period, such surplus may not be carried forward to any other succeeding period.

     11.03 Fixed Charge Coverage Ratio. The Parent shall maintain a Fixed Charge Coverage Ratio for the Parent and its Subsidiaries, as determined as of the last day of each Fiscal Quarter set forth below for the period then ending described below, of at least the level set forth below opposite such determination date:

Determination Date     Applicable Period                       Minimum Ratio
------------------     -----------------                       -------------
March 31, 2001         Fiscal Quarter then ending              0.29  to 1.00
June 30, 2001          Two Fiscal Quarter period then ending   0.89  to 1.00
September 30, 2001     Three Fiscal Quarter period then ending 0.84  to 1.00

December 31, 2001      Four Fiscal Quarter period then ending  1.02  to 1.00

March 31, 2002         Four Fiscal Quarter period then ending  1.02  to 1.00
June 30, 2002          Four Fiscal Quarter period then ending  1.02 to 1.00

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     11.04 Minimum Tangible Net Worth. The Parent shall maintain a Tangible Net
Worth of at least the amount set forth below for the Fiscal Quarter ending during the period set forth below opposite such amount.

     Fiscal Quarter Ending              Minimum Tangible Net Worth
     ---------------------              --------------------------
     March 31, 2001                     $8,208,000
     June 30, 2001                      $7,800,000
     September 30, 2001                 $8,544,000
     December 31, 2001                  $8,906,000

     March 31, 2002                     $8,906,000
     June 30, 2002                      $8,906,000

     11.05 Parent and Subsidiaries. For purposes of the covenants set forth in this Article XI, references to Parent and its Subsidiaries shall be deemed to mean Parent and its Subsidiaries on a consolidated basis.

         1.6 Section 5.02 is amended to add the following provision as clause
(f) thereof:

         (f) Restructure Fee. In the event any Obligations are outstanding on a Restructure Fee Payment Date and this Agreement and the other Loan Documents then remain in effect, the Borrowers shall pay to the Agent on such Restructure Fee Payment Date, for the account of the Lenders (as of such Restructure Fee Payment Date) in accordance with their respective Pro Rata Shares, a fee in the amount equal to two percent (2.0%) of the Revolving Credit Commitments in effect on such Restructure Fee Payment Date. Such fee shall (i) be payable to the Agent at its office in New York, New York in immediately available funds, (ii) be fully earned and nonrefundable when paid, (iii) be in addition to, and not in lieu of, interest, compensation, expense reimbursements, indemnification and other Obligations payable under the terms of the Loan Documents, (iv) bear interest, if not paid when due, at the interest rate described in Section 5.01(c), (v) constitute Obligations, and (vi) secured by all of the Collateral. Upon payment in full of the fee required under Section 5.02(c)(ii), the amount payable under this Section 5.02(f) on August 14, 2001 shall be reduced by the amount of such fee.

         SECTION 2. Waiver and Consent. Effective as of February 14, 2001,

         2.1 subject to Agent's receipt of the consent and waiver referenced in
Section 3.1(b) below on or before February 14, 2001, the Lenders signatory hereto representing the Requisite Lenders hereby consent to the amendment of the TROL Documents on the terms and conditions referenced on or attached hereto as Exhibit A and made a part hereof;

         2.2 the Lenders signatory hereto representing the Requisite Lenders hereby waive all rights and remedies under the terms of the Credit Agreement arising due to the occurrence of the Events of Default identified on Exhibit B attached hereto and made a part hereof;

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         2.3 the Lenders signatory hereto representing the Requisite Lenders hereby consent to the incurrence by the Borrowers of the Indebtedness evidenced by that certain promissory note, a copy of which is attached hereto as part of Exhibit C and made a part hereof (the "BofA Note"), the incurrence by the Guarantors of the Indebtedness evidenced by that certain guaranty of the BofA Note, a copy of which is attached hereto as part of Exhibit C (the "BofA Guaranty"), and the amendment of the Collateral Documents Amendment on the terms set forth in an agreement, in the form attached hereto as Exhibit D and made a part hereof (the "Second Collateral Documents Amendment"), to include the holder of the BofA Note as beneficiary of the Liens granted to the Agent for the benefit of the Holders on the terms set forth therein; provided that (a) such proceeds are received no later than February 15, 2001 in immediately available funds, (b) such proceeds are used solely for the purposes of enabling the Parent to pay its obligation under the Senior Subordinated Notes for interest payable in accordance with the terms of the Senior Subordinated Notes on February 15, 2001 and for working capital of the Borrowers, (c) no proceeds of the Loans are used for the purpose of paying any interest due on February 15, 2001 under the Senior Subordinated Notes, (d) the BofA Note, Second Collateral Documents Amendment, and an Intercreditor Agreement in the form attached hereto as Exhibit E and made a part hereof (the "Intercreditor Agreement") are executed and delivered no later than February 14, 2001 and (e) none of the BofA Note, the BofA Guaranty, the Second Collateral Documents Amendment, or the Intercreditor Agreement shall be amended after the date hereof without the prior written consent of the Requisite Lenders, the holder of the Supplemental Term Loan Note, and the Agent; and

         SECTION 3. Conditions Precedent. This Amendment shall become effective, if, and only if:

         3.1 the Agent shall have received on or before February 14, 2001:

         (a) a facsimile or original executed copy of this Amendment executed by the Parent, each Borrower, and Super-Majority Lenders;

         (b) a facsimile or original executed copy of a Release Agreement and a Reaffirmation Agreement in the respective forms attached hereto as Exhibit F and made a part hereof executed by the Borrowers, each Guarantor and (with respect to the Release Agreement, the Affiliates named therein);

         (c) a written consent of the obligee parties to the TROL Documents to the terms of this Amendment, an amendment of the covenants set forth in the TROL Documents to be no more restrictive that those set forth herein on an amended basis, and a waiver of all existing defaults and events of default under the TROL Documents as of the date hereof, in each instance, in form and substance satisfactory to the Agent;

         (d) an opinion of counsel to the Borrowers and Parent with respect to non-contravention of the TROL Documents and agreements under which the Senior Subordinated Notes have been issued, this Amendment and the instruments and documents executed by the Borrowers and Guarantors in connection herewith;

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

         (e) corporate resolutions of the Parent, Borrowers and Guarantors authorizing the execution and delivery of this Amendment and all instruments and documents required to be executed and delivered in connection herewith;

         (f) from the Borrowers, reimbursement for the expenses of the Agent identified on Exhibit G attached hereto and made a part hereof;

         (g) a facsimile or original executed copy of the written consent of the holder of the Supplemental Term Loan Note to the terms of this Amendment and a waiver of the Events of Default identified on Exhibit B under the Supplemental Term Loan Note; and

         (h) a facsimile or original executed copy of a Note Modification Agreement in the form attached hereto as Exhibit H and made a part hereof.

         3.2 after giving effect to this Amendment and any amendment of the TROL Documents, as of February 14, 2001, no "Event of Default" shall have occurred and be continuing under the terms of the Credit Agreement, TROL Documents, Indenture under which the Senior Subordinated Notes have been issued, as amended or supplemented through the date of this Amendment and no "Change of Control" (as defined in such Indenture) shall have occurred.

         SECTION 4. Notice. Effective immediately, the notice address for the Borrower and Guarantors is as set forth below:

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

                  3601 Flamingo Road
                  Miramar, Florida  33027
                  Attn:  Chief Financial Officer
                  Telecopier No.: (954) 538-6610

                  with a copy to:

                  Akerman, Senterfitt & Eidson, P.A.
                  One Southeast Third Avenue
                  28th Floor
                  Miami, Florida  33131-1704
                  Attn:  Philip B. Schwartz
                  Telecopier No.:  (305) 374-5095
                  E-mail:  pschwartz@akerman.com

and the notice address for the Agent and Citicorp USA, Inc., as a Lender, is as set forth below:

                  Citicorp USA, Inc.
                  388 Greenwich Street
                  19th Floor
                  New York, New York  10013
                  Attn:  Keith R. Gerding
                  Telecopier No.:  (212) 816-2613
                  E-mail:  keith.r.gerding@citicorp.com

                  with a copy to:

                  Sidley & Austin
                  Bank One Plaza
                  10 South Dearborn Street
                  Chicago, Illinois  60603
                  Attn:  DeVerille A. Huston

                  Telecopier No.:  (312) 853-7036
                  E-mail:  dhuston@sidley.com

         SECTION 5. Representations and Warranties; Acknowledgment. The Borrowers hereby represent and warrant as follows:

         5.1 This Amendment and the Credit Agreement as previously executed and delivered and as amended hereby constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

         5.2 After giving effect to this Amendment, no Event of Default or Potential Event of Default exists or would result from any of the transactions contemplated by this Amendment. No event of default or default has occurred and is continuing under the terms of (a) any of the

TROL Documents after giving effect to the amendment to and consent and waiver under the TROL Documents in the form attached hereto as Exhibit A or (b) under any of the agreements and documents executed with respect to the Senior Subordinated Notes or under which the Senior Subordinated Notes have been issued.

         5.3 Upon the effectiveness of this Amendment, Parent and each of the Borrowers hereby reaffirm all covenants, representations and warranties made by it, respectively, in the Credit Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the date this Amendment becomes effective (unless a representation and warranty is stated to be given on and as of a specific date, in which case such representation and warranty shall be true, correct and complete as of such date).

         SECTION 6. Reference to and Effect on the Credit Agreement.

         6.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

         6.2 Except as specifically amended or agreed above, the Credit Agreement, the Notes and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         6.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or Issuing Bank or the Agent under the Credit Agreement, the Notes or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

CITICORP USA, INC.                          HELLER FINANCIAL, INC.


/s/                                         By: /s/
-------------------------------                ----------------------------
  Name:                                       Name:
  Title:                                      Title:

NATIONAL CITY COMMERCIAL
FINANCE, INC.


By: /s/
   ----------------------------
  Name:
  Title:

FIRST UNION COMMERCIAL                      SALOMON BROTHERS HOLDING
CORPORATION                                 COMPANY, INC.


By: /s/                                     By: /s/
   ----------------------------                ----------------------------
  Name:                                       Name:
  Title:                                      Title:

IBJ WHITEHALL BUSINESS CREDIT               ARK CLO 2000-I, LIMITED
CORPORATION                                 By: Patriarch Partners, LLC, as
                                                Attorney-in-Fact
                                            By: LD Investments LLC, as Manager

By: /s/                                     By: /s/
   ----------------------------                ----------------------------
  Name:                                       Name:
  Title:                                      Title:

                                                                Signature Page 1

THE INTERNATIONAL BANK OF                   NATIONAL BANK OF CANADA
MIAMI, N.A.                                 A Canadian Chartered Bank

By: /s/                                     By: /s/
   ----------------------------                ----------------------------
  Caridad C. Errazquin                        Pat Cloninger
  Vice President                              Vice President
  Trade Finance Division

                                            By: /s/
                                               ----------------------------
                                              Michael S. Bloomenfeld
                                              Vice President & Manager

FIRSTAR BANK, N.A.                          CITIZENS BUSINESS CREDIT
                                            COMPANY

By: /s/                                     By: /s/
   ----------------------------                ----------------------------
  Name:                                       Name:
  Assistant Vice President                    Vice President


AMSOUTH BANK                                PNC BANK NATIONAL ASSOCIATION

By: /s/                                     By: /s/
   ----------------------------                ----------------------------
  Name:                                       Name:
  Title:                                      Title:

                                                                Signature Page 2

AVIATION SALES DISTRIBUTION                 AEROCELL STRUCTURES, INC.
 SERVICES COMPANY

By: /s/ BENITO QUEVEDO                      By: /s/ BENITO QUEVEDO
   ----------------------------                ----------------------------
  Name: Benito Quevedo                        Name: Benito Quevedo
  Title: President                            Title: Vice President

AVS/M-2, INC.                               WHITEHALL CORPORATION

By: /s/ BENITO QUEVEDO                      By: /s/ BENITO QUEVEDO
   ----------------------------                ----------------------------
  Name: Benito Quevedo                        Name: Benito Quevedo
  Title: Vice President                       Title: Vice President

TRIAD INTERNATIONAL MAINTENANCE             AVS/M-3, INC.
CORPORATION

By: /s/ BENITO QUEVEDO                      By: /s/ BENITO QUEVEDO
   ----------------------------                ----------------------------
  Name: Benito Quevedo                        Name: Benito Quevedo
  Title: Vice President                       Title: Vice President

AIRCRAFT INTERIOR DESIGN, INC.              CARIBE AVIATION, INC.

By: /s/ BENITO QUEVEDO                      By: /s/ BENITO QUEVEDO
   ----------------------------                ----------------------------
  Name: Benito Quevedo                        Name: Benito Quevedo
  Title: Vice President                       Title: President

AVIATION SALES COMPANY                      AVIATION SALES LEASING COMPANY

By: /s/ BENITO QUEVEDO                      By: /s/ BENITO QUEVEDO
   ----------------------------                ----------------------------
  Name: Benito Quevedo                        Name: Benito Quevedo
  Title: President                            Title: Vice President

                                                                Signature Page 3

TIMCO ENGINE CENTER, INC.

By: /s/ BENITO QUEVEDO
   ----------------------------
  Name: Benito Quevedo
  Title: Vice President

                                                                Signature Page 4